UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2013

Cardinal Health, Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-11373	31-0958666
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 Cardinal Place, Dublin, Ohio	43017
(Address of Principal Executive Offices)	(Zip Code)

(614)757-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 22, 2013, Cardinal Health, Inc. (the “Company”) issued and sold $400 million aggregate principal amount of 1.700% notes due 2018 (the “2018 Notes”), $550 million aggregate principal amount of 3.200% notes due 2023 (the “2023 Notes”) and $350 million aggregate principal amount of 4.600% notes due 2043 (the “2043 Notes,” and, together with the 2018 Notes and 2023 Notes, the “Notes”). In connection with the sale of the Notes, on February 19, 2013, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc. and UBS Securities LLC, as representatives of the underwriters named in Schedule II thereto. The offering is being made pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-169073) previously filed with the Securities and Exchange Commission (the “Registration Statement”). The foregoing description of the Underwriting Agreement is qualified by reference to the text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1.

The Notes are governed by an Indenture dated as of June 2, 2008 between the Company and The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. Forms of the 2018 Notes, the 2023 Notes and the 2043 Notes are filed as Exhibits 4.1, 4.2 and 4.3, respectively.

In connection with the issuance of the Notes, Rylan O. Rawlins, Associate General Counsel of the Company, and Shearman & Sterling LLP, counsel to the Company, have delivered opinions to the Company regarding the legality of the Notes upon issuance and sale thereof. A copy of each opinion are filed as Exhibits 5.1 and 5.2, respectively.

The Company incorporates by reference the exhibits filed with this Form 8-K into the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of February 19, 2013, between Cardinal Health, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc. and UBS Securities LLC, as representatives of the underwriters named in Schedule II thereto.

4.1	Form of 2018 Notes.

4.2	Form of 2023 Notes.

4.3	Form of 2043 Notes.

5.1	Opinion of Rylan O. Rawlins, Associate General Counsel of the Company.

5.2	Opinion of Shearman & Sterling LLP.

23.1	Consent of Rylan O. Rawlins, Associate General Counsel of the Company (included in Exhibit 5.1).

23.2	Consent of Shearman & Sterling LLP (included in Exhibit 5.2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDINAL HEALTH, INC.

Dated: February 22, 2013	By:	/s/ Stuart G. Laws
	Name:	Stuart G. Laws
	Title:	Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of February 19, 2013, between Cardinal Health, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc. and UBS Securities LLC, as representatives of the underwriters named in Schedule II thereto.

4.1	Form of 2018 Notes.

4.2	Form of 2023 Notes.

4.3	Form of 2043 Notes.

5.1	Opinion of Rylan O. Rawlins, Associate General Counsel of the Company.

5.2	Opinion of Shearman & Sterling LLP.

23.1	Consent of Rylan O. Rawlins, Associate General Counsel of the Company (included in Exhibit 5.1).

23.2	Consent of Shearman & Sterling LLP (included in Exhibit 5.2).